CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2022

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2022 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021
Net assets	$1,307,234,999	$1,332,590,581	$1,180,829,973
Net assets per share of Common Stock	$47.94	$48.87	$44.99
Shares of Common Stock outstanding	27,269,884	27,266,384	26,243,903

Comparative operating results are as follows:

	Three months ended March 31,
	2022	2021
Net investment income	$10,858,922	$11,765,031
Per share of Common Stock	.40 *	.45	*
Net realized gain on sale of investments	35,576,095	15,232,672
Increase (decrease) in net unrealized appreciation of investments	(71,932,629)	117,364,888
Increase (decrease) in net assets resulting from operations	(25,497,612)	144,362,591

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 16, 2022, the stockholders elected nine directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2022.

During the quarter ended March 31, 2022, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

April 20, 2022

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PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2022

(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2022
The Bank of New York Corporation		100,000	—
Coherent, Inc.		120,000	—
Heritage-Crystal Clean, Inc.		35,000	565,000
Hess Corporation		15,000	500,000
Mercadolibre, Inc.	2,500		11,000
Star Group, L.P.		50,000	550,000

TEN LARGEST INVESTMENTS

March 31, 2022

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$284.2	21.7%	1982
Analog Devices, Inc.	5.8	73.5	5.6	1987
Alphabet Inc. Class A	26.0	69.5	5.3	2015
Motorola Solutions, Inc.	11.9	60.6	4.6	2000
Hess Corporation	21.3	53.5	4.1	2017
The Charles Schwab Corporation	20.3	50.6	3.9	2016
American Express Company	24.0	50.5	3.9	2015
Progressive Corporation	25.7	49.6	3.8	2015
Aon plc Class A	29.1	48.8	3.7	2020
Capital One Financial Corporation	17.6	39.4	3.0	2013

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

John C. Hill

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY